UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT

(DATE OF EARLIEST EVENT REPORTED):

June 18, 2009

US Oncology Holdings, Inc.

US Oncology, Inc.

(Exact name of registrant as specified in its charter)

Delaware Delaware	333-126922 0-26190	90-0222104 84-1213501
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(IRS employer identification number)

10101 Woodloch Forest

The Woodlands, Texas 77380

(Address of Principal Executive Offices) (Zip Code)

(281) 863-1000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

On June 18, 2009, US Oncology, Inc. (the “Company”) issued $775.0 million aggregate principal amount of 9.125% senior secured notes due 2017 (the “Notes”) in a private offering to institutional investors exempt from registration under the Securities Act of 1933. The gross proceeds from this private offering, together with cash on hand, were used to repay $436.7 million aggregate principal amount of the term loan portion of the Company’s existing senior secured credit facility (“Senior Secured Credit Facility”), to redeem $300.0 million aggregate principal amount of the Company’s existing 9.0% senior notes due 2012 (“Senior Notes”), and to pay other related fees and expenses. The Notes will mature on August 15, 2017.

The Company may redeem some or all of the Notes prior to August 15, 2013 at a price equal to 100.000% of the principal amount plus accrued and unpaid interest and a “make-whole” premium. The Company may redeem all or any of the Notes on or after August 15, 2013 and prior to August 15, 2014 at 104.560% of the principal amount of the Notes plus accrued and unpaid interest. The Company may redeem all or any of the Notes on or after August 15, 2014 and prior to August 15, 2015 at 102.280% of the principal amount of the Notes plus accrued and unpaid interest. At any time on or after August 15, 2015, the Company may redeem all or any of the Notes at 100.000% of the principal amount of the Notes plus accrued and unpaid interest. In addition, prior to August 15, 2012, the Company may redeem up to 35% of the aggregate principal amount of the Notes with the net proceeds of certain equity offerings.

The Company issued the Notes pursuant to an Indenture dated June 18, 2009 between the Company, the subsidiary guarantors named therein and Wilmington Trust FSB, as trustee (the “Indenture”). Among other provisions, the Indenture contains certain covenants that limit the ability of the Company to (1) incur, assume or guarantee additional debt, (2) pay dividends and make other restricted payments, (3) create liens, (4) use the proceeds from sales of assets and subsidiary stock, (5) enter into sale and leaseback transactions, (6) enter into agreements that restrict dividends from subsidiaries, (7) make investments or acquisitions, (8) change its business, (9) enter into transactions with affiliates, and (10) transfer all or substantially all of its assets or enter into merger or consolidation transactions. A copy of the Indenture is attached hereto as Exhibit 4.2.

Also in connection with the issuance of the Notes, a Registration Rights Agreement dated June 4, 2009 between the Company, the subsidiary guarantors named therein and Morgan Stanley & Co. Incorporated, as representative of the initial purchasers (the “Registration Rights Agreement”), was entered into with respect to registration rights for the benefit of the holders of the Notes. In addition, US Oncology Holdings, Inc. (“Holdings”), the Company, the Subsidiary Loan Parties (as defined in the Credit Agreement (defined below)), the lenders, and JPMorgan Chase Bank, N.A., as administrative agent, entered into Amendment No. 7 to the Credit Agreement dated June 3, 2009, as amended, among the Company, Holdings, JPMorgan Chase Bank, N.A., as administrative agent and collateral agent, the lenders from time to time party thereto, Wachovia Bank, National Association, as syndication agent, and Citicorp North America, Inc., as documentation agent (as amended, the “Credit Agreement”), to, among other things, permit the issuance of the Notes. Copies of the Registration Rights Agreement and Amendment No. 7 to the Credit Agreement are attached as Exhibits 4.3 and 10.1, respectively.

The descriptions of the foregoing documents set forth herein do not purport to be complete and are qualified in their entirety by the provisions of such documents attached hereto.

Item 1.02	Termination of a Material Definitive Agreement

In connection with the issuance of the Notes, on June 18, 2009, the Company repaid all outstanding amounts under the term loan portion of the Company’s Senior Secured Credit Facility. With the repayment of the Senior Secured Credit Facility, the Company has notified JPMorgan Chase that it has terminated the tranche B commitments and the tranche C commitments of the Credit Agreement. The Credit Agreement will continue to govern the revolving portion of the Company’s Senior Secured Credit Facility.

In addition, in connection with the issuance of the Notes, on June 18, 2009, the Company deposited funds with Wilmington Trust FSB sufficient to redeem $300.0 million aggregate principal amount of the Company’s Senior Notes and the accrued and unpaid interest thereon through the date of redemption. The notes will be redeemed on August 17, 2009 at 102.250% of the principal amount of the notes plus accrued and unpaid interest. The Indenture, dated August 20, 2004 (as amended and supplemented to date), between the Company and Wilmington Trust FSB, as trustee (as successor to Bank of America, N.A. (as successor by merger to LaSalle Bank National Association)) (the “Senior Notes Indenture”), by which the Senior Notes were issued, is to be discharged on June 18, 2009. A copy of the Senior Notes Indenture has been filed as Exhibit 4.4 to the Registration Statement on Form S-4, filed on December 17, 2004.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The disclosure provided in Item 1.01 “Entry into a Material Definitive Agreement” is incorporated by reference into this Item 2.03 as if fully set forth herein.

Item 8.01	Other Events

On June 18, 2009, US Oncology, Inc. issued a press release announcing the issuance of the Notes. A copy of the press release is furnished herewith as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description

Exhibit 4.1	Form of 9.125% Senior Secured Notes due 2017

Exhibit 4.2	Indenture dated June 18, 2009 between the Company, the Subsidiary Guarantors named therein and Wilmington Trust FSB, as trustee

Exhibit 4.3	Registration Rights Agreement dated June 4, 2009 between the Company, the subsidiary guarantors named therein and Morgan Stanley & Co. Incorporated, as representative of the initial purchasers

Exhibit 10.1	Amendment No. 7 to the Credit Agreement dated June 3, 2009, as amended, among the Company, Holdings, JPMorgan Chase Bank, N.A., as administrative agent and collateral agent, the lenders from time to time party thereto, Wachovia Bank, National Association, as syndication agent, and Citicorp North America, Inc., as documentation agent

Exhibit 99.1	US Oncology, Inc.’s Press Release, dated June 18, 2009

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 18, 2009	By:	/s/ Phillip H. Watts
Name: Phillip H. Watts
Title: Vice President and General Counsel

EXHIBIT INDEX

Exhibit 4.1	Form of 9.125% Senior Secured Notes due 2017

Exhibit 4.2	Indenture dated June 18, 2009 between the Company, the Subsidiary Guarantors named therein and Wilmington Trust FSB, as trustee

Exhibit 4.3	Registration Rights Agreement dated June 4, 2009 between the Company, the subsidiary guarantors named therein and Morgan Stanley & Co. Incorporated, as representative of the initial purchasers

Exhibit 10.1	Amendment No. 7 to the Credit Agreement dated June 3, 2009, as amended, among the Company, Holdings, JPMorgan Chase Bank, N.A., as administrative agent and collateral agent, the lenders from time to time party thereto, Wachovia Bank, National Association, as syndication agent, and Citicorp North America, Inc., as documentation agent

Exhibit 99.1	US Oncology, Inc.’s Press Release, dated June 18, 2009